PROSPECTUS SUPPLEMENT -- January 15, 2003*

AXP(R) Progressive Fund (Nov. 29, 2002) S-6449-99 W

The following indexes are now being used to compare the Fund's performance. The Lipper index is also being used for purposes of the performance incentive adjustment:

Russell 3000(R) Value Index

S&P MidCap 400 Index

Lipper Multi-Cap Value Funds Index



S-6449-2 A (1/03)

* Valid until next prospectus update
Destroy Nov. 28, 2003